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                                                                       Ex. 10.54

                                   [TFC LOGO]

TEXTRON FINANCIAL CORPORATION                           333 EAST RIVER DRIVE
SUBSIDIARY OF TEXTRON INC.                              SUITE 104
                                                        EAST HARTFORD, CT 06108
                                                        (860) 282-7776 PHONE
                                                        (860) 282-9053 FAX

Robert E. Mead, Chief Executive Officer
Silverleaf Resorts, Inc.
1221 Riverbend Drive, Suite 105
Dallas, TX 75221

March 5, 2004

Re: $10,000,000 credit facility [Inventory Loan] (the "Loan") provided to Silverleaf Resorts, Inc. ("Borrower") pursuant to that certain Amended and Restated Loan and Security Agreement (Inventory Loan) dated as of March 5, 2004 by and between Borrower and Textron Financial Corporation ("TFC") (the "Loan Agreement")

Dear Bob:

Reference is hereby made to the Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

This letter shall confirm that, in connection with the Inventory Loan to be provided in connection with that certain Amended and Restated Loan and Security Agreement (Inventory Loan) between Borrower and TFC dated as of March 5, 2004, the Loan Documents are hereby modified in part, effective as of the date hereof, as follows:

         1. All references to the term "Inventory Loan" in the Loan Documents shall mean, singly and collectively, that certain $10,000,000 timeshare interval inventory loan and that certain $8,000,000 timeshare interval inventory loan provided by TFC to Borrower pursuant to that certain Amended and Restated Loan and Security Agreement dated as of March 5, 2004 by and between Borrower and TFC, as the same may hereafter be amended from time to time.

         2. All references to the term "Inventory Loan Note" in the Loan Documents shall mean: (i) that certain Amended and Restated Secured Promissory Note dated April 30, 2002, by Silverleaf Resorts, Inc. in favor of Textron Financial Corporation, in the original principal amount of Ten Million Dollars ($10,000,000.00); and (ii) that certain Secured Promissory Note dated March 5, 2004, by Silverleaf Resorts, Inc. in favor of Textron Financial Corporation, in the original principal amount of Eight Million Dollars ($8,000,000.00), as the same may hereafter be amended from time to time.

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This Letter Amendment ("Letter Amendment") may be executed in two or more counterparts, all of which together shall be considered a single instrument. Delivery of an executed counterpart of a signature page to this Letter Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

Except as expressly set forth herein, this Letter Amendment does not constitute a waiver of any term or condition of the Loan, and the Loan Agreement and the Loan Documents shall remain in full force and effect.

Please confirm your acknowledgement of and agreement with the terms of this Letter Amendment by signing in the appropriate space below.

                                             Very truly yours,
                                             TEXTRON FINANCIAL CORPORATION,
                                             a Delaware corporation

                                              /S/ JOHN D'ANNIBALE
                                             -----------------------------------
                                             By:  John D'Annibale
                                             Its: Vice President

The undersigned party acknowledges its agreement with the terms and conditions of this Letter Amendment:

                                             SILVERLEAF RESORTS, INC.

                                              /S/ HARRY J. WHITE, JR.
                                             -----------------------------------
                                             By:  Harry J. White, Jr.
                                             Its: CFO